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                                                                   EXHIBIT 10.40

                      LIMITED WAIVER AND FIFTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

               This Limited Waiver and Fifth Amendment to Receivables Purchase Agreement (this "Amendment") is entered into as of November 21, 2001, by and among Interface Securitization Corporation, a Delaware corporation ("Seller"), Interface, Inc., a Georgia corporation ("Interface"), Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS

         Each of the parties hereto entered into a certain Receivables Purchase Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Purchase Agreement").

         Seller and the Servicer have requested a certain waiver of, and certain amendments to, provisions of the Purchase Agreement in order to, among other things, permit the pledging of certain assets by Originator; and, the Purchasers and the Agent desire to grant such waiver and to make such amendments as more fully described herein.

         Originator and the Original Sellers desire to enter into a certain Fourth Amendment to Receivables Transfer Agreement, of even date herewith (the "Transfer Agreement Amendment"), in order to permit the pledging of certain assets by the Original Sellers.

         Seller and Originator desire to enter into a certain First Amendment to Receivables Sale Agreement, of even date herewith (the "Sale Agreement Amendment"), in order to permit the pledging of certain assets by Originator.

         Under the terms of the Purchase Agreement, the consent of the Agent is required in order for Seller to enter into the Sale Agreement Amendment, which


                                           LIMITED WAIVER AND FIFTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT
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consent Seller has requested; and, the Agent is willing to give such consent in accordance with the terms and upon the conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Consent. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, the Agent hereby consents to Seller's execution and delivery of the Sale Agreement Amendment and the performance of its obligations thereunder.

         2. Limited Waiver. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, each of the Purchasers and the Agent hereby waives any Amortization Event that has occurred as of the date hereof with respect to Section 9.1(e) of the Purchase Agreement solely as a result of the average of the Default Ratios for the three fiscal months of June, 2001, July, 2001, and August, 2001, exceeding 3.50%.

         3. Amendments. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment:

                  (a) Section 5.1(o) of the Purchase Agreement is hereby amended by adding the following words to the end of the first sentence in such section, "(other than a Permitted Adverse Claim)".

                  (b) Section 9.1(l) of the Purchase Agreement is hereby amended by adding the following words, "(other than a Permitted Adverse Claim)" after the words, "any Adverse Claims" in such section.

                  (c) Exhibit I to the Purchase Agreement is hereby amended by adding the following new definition to such exhibit in appropriate alphabetical order:

                  "Permitted Adverse Claim" means, with respect to the capital stock of a Person, an Adverse Claim in favor of the Collateral Agent


                                           LIMITED WAIVER AND FIFTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT

        (under and as defined in the Interface Credit Facilities) upon such capital stock.

         4. Representations and Warranties. Each of the Seller Parties represents and warrants, as of the date hereof, that both before and after giving effect to this Amendment:

                  (a) all of the representations and warranties of such Seller Party contained in the Purchase Agreement and in each other document or certificate delivered in connection therewith are true and correct; and

                  (b) no Amortization Event (other than the Amortization Event waived pursuant to Section 2 hereof) or Potential Amortization Event has occurred and is continuing.

         5. Conditions to Effectiveness of Amendments. This Amendment shall become effective as of November 21, 2001, upon the satisfaction of the following conditions precedent:

                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Amendments to other Transaction Documents. The Agent shall have received duly executed copies of the Sale Agreement Amendment and the Transfer Agreement Amendment; and, such amendments shall be in full force and effect.

                  (c) Intercreditor Agreement. The Agent shall have received duly executed copies of an intercreditor agreement, in form and substance satisfactory to the Agent, between the Agent and SunTrust Bank, as collateral agent; and such intercreditor agreement shall be in full force and effect.

                  (d) Officer's Certificates. The Agent shall have received a certificate, in the form of Exhibit A hereto, of each of the Seller Parties certifying as to matters set forth in Sections 4(a) and (b) of this Amendment.

                  (e) Waivers and Amendments. The Agent shall have received duly executed copies of (i) all consents from and authorizations by any Persons and


                                           LIMITED WAIVER AND FIFTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


                                        3

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(ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Amendment.

         6.       Effect of Amendments.

                  (a) The waiver and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein, or (ii) prejudice any right or remedy that any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Purchase Agreement" or "Receivables Purchase Agreement" shall mean the Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Each of the Seller Parties hereby jointly and severally agrees to pay all reasonable costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent and the Purchasers).

                  (d) This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of an originally executed counterpart of this Amendment; provided that each party hereto agrees to deliver originally executed counterparts of this Amendment on a timely basis.


                                           LIMITED WAIVER AND FIFTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


                                        4

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                  (e)      Any provision contained in this Amendment that is
held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                            (SIGNATURE PAGE FOLLOWS)


                                           LIMITED WAIVER AND FIFTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


                                        5

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.



                                    INTERFACE SECURITIZATION CORPORATION



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name: Patrick C. Lynch
                                       Title: Vice President



                                    INTERFACE, INC.



                                    By: /s/ Patrick C. Lynch
                                       -----------------------------------------
                                       Name: Patrick C. Lynch
                                       Title: Vice President and CFO



                                    JUPITER SECURITIZATION CORPORATION



                                    By:/s/ Warren H. Philipp
                                       -----------------------------------------
                                    Name: Warren H. Philipp
                                    Title: Authorized Signatory



                                    BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                    Financial Institution and as Agent



                                    By: /s/ Warren H. Philipp
                                       -----------------------------------------
                                    Name: Warren H. Philipp
                                    Title:  Authorized Officer


                                           LIMITED WAIVER AND FIFTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE

         I,                  , am the Secretary/Assistant Secretary of
            , a         corporation (the "Applicable Party"). I execute and
deliver this Officer's Certificate, dated as of November 21, 2001, on behalf of the Applicable Party pursuant to Section 5(d) of that certain Limited Waiver and Fifth Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of November 21, 2001, by and among Interface Securitization Corporation, a Delaware corporation, as Seller ("Seller"), Interface, Inc. ("Interface"), Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution, which Limited Waiver and Fifth Amendment waives and amends certain terms and provisions of that certain Receivables Purchase Agreement, dated as of December 19, 2000, by and among Seller, Interface, Company and Bank One, NA (Main Office Chicago) (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used in this Officer's Certificate and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         I hereby certify, on behalf of the Applicable Party, that, both before and after giving effect to the Amendment, (a) no Amortization Event (other than the Amortization Event waived pursuant to Section 2 of the Amendment) or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of the Applicable Party contained in the Purchase Agreement and in the other Transaction Documents are true and correct as of the date hereof.



                               By:
                                  -----------------------------------------
                               Name:
                               Title:  Secretary/Assistant Secretary of


                                           LIMITED WAIVER AND FIFTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT